UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): May 13, 2009


                          HALIFAX CORPORATION OF VIRGINIA
                (Exact name of registrant as specified in its charter)


     Virginia                  1-08964                 54-0829246
  (State or other       (Commission File Number)   (I.R.S. Employer
  jurisdiction of                                  Identification No.)
  incorporation)


5250 Cherokee Avenue, Alexandria, Virginia      22312
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (703) 658-2400

						N/A
	Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02 Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	On May 13, 2009, we entered into an amended and restated severance arrangement with Joseph Sciacca, our Chief Financial Officer. This agreement provides severance benefits to Mr. Sciacca under certain circumstances and remains in effect so long as we continue to employ Mr. Sciacca. The agreement confirms that Mr. Sciacca's employment is at will and provides for termination without additional compensation in the event of death, disability, resignation, retirement or termination for cause, referred to as the excluded circumstances in this document. "Cause" is defined as "gross negligence, willful misconduct, fraud, willful disregard of the Board of Directors' direction or breach of a published company policy."

	Under the terms of the agreement, except in connection with a change of control disposition, in the event that Mr. Sciacca's employment is terminated other than in connection with an excluded circumstance, Mr. Sciacca would be entitled to receive his then current salary for a period of twelve months.

	Under the terms of the agreement, a "change of control disposition" is generally deemed to occur if (i) 25% or more of the voting power of our stock is acquired by another entity or (ii) there is a sale of substantially all of our assets to another entity. In the event that Mr. Sciacca's employment is terminated within one year of a change of control disposition, other than in connection with an excluded circumstance, Mr. Sciacca would be entitled to receive his then current salary for a period of one year. In the event that Mr. Sciacca's employment is terminated for any reason within ninety days following a change of control disposition, Mr. Sciacca would be entitled to receive an amount equal to one year's then current salary.


Item 9.01 Financial Statements and Exhibits

10.01 Amended and Restated Severance Arrangement between Halifax
Corporation of Virginia and Joseph Sciacca dated as of May 13, 2009.




                             SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				HALIFAX CORPORATION OF VIRGINIA



Date:	May 13, 2009		By:/s/Joseph Sciacca
				      Joseph Sciacca
				      Vice President, Finance & CFO


EXHIBIT INDEX

10.01 Amended and Restated Severance Arrangement between Halifax
Corporation of Virginia and Joseph Sciacca dated as of May 13, 2009.